Prepaid Expenses and Other Current Assets, Net (Details) - Schedule of Prepaid Expenses and Other Current Assets - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022	Mar. 31, 2021
Schedule Of Prepaid Expenses And Other Current Assets Abstract
Prepaid expenses	$ 116	$ 141
Payment in advance	47	164
Deposits	3	54
Other	60	49
Less: allowance for expected credit losses		(2)	$ (1)
Total prepaid expenses and other current assets, net	$ 226	$ 406